                                                                    EXHIBIT 99-J









          SAFEGUARD HEALTH ENTERPRISES, INC.

          CONSOLIDATED FINANCIAL STATEMENTS FOR
          THE SIX MONTHS ENDED JUNE 30, 1996 AND
          THE YEAR ENDED DECEMBER 31, 1995 AND
          INDEPENDENT ACCOUNTANTS' REPORT

              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             STATEMENTS INTRODUCTION

The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of Safeguard Health Enterprises, Inc. (the "Company") for the six months ended June 30, 1996, and the results of its consolidated operations for the year ended December 31, 1995, and the six months ended June 30, 1996, after giving pro forma effect to (a) the purchase of First American Dental Benefits, Inc. ("First American"), (b) T.R.C. Agency, Inc. ("TRC"), which is affiliated through common ownership with First American, and of (c) Metroplex Dental Plan ("MDP"), which is also affiliated through
common ownership with First American.   This business combination is described
in Note 1 of these financial statements.

The pro forma adjustments are based upon management's assumptions described in
Note 2. The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been, had the purchased business combination occurred at an earlier date. However, the pro forma consolidated financial statements are not necessarily indicative of the results of operations or of the related effects on the financial position of the Company that would have been attained had the above-referenced purchase of the businesses actually occurred earlier, or which may be achieved in the future.

SAFEGUARD HEALTH ENTERPRISES, INC.

PRO FORMA CONSOLIDATED UNAUDITED BALANCE SHEET
AS OF JUNE 30, 1996

-------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)

                                          FIRST
                                         AMERICAN                                      SAFEGUARD
                                          DENTAL       TRC     METROPLEX                HEALTH
                                         BENEFITS,    AGENCY,    DENTAL               ENTERPRISES,
                                            INC.       INC.       PLAN     SUBTOTAL      INC.       ADJUSTMENTS    CONSOLIDATED
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                 $   91       $ 18       $37       $  146      $     6      $    -          $   152
Investments available for sale,
  at estimated fair value                                                                 8,924        (1,000)         7,924
Investments held to maturity,
  at cost                                                                                 3,583                        3,583
Accounts and notes receivable, net         1,357        117                  1,474        5,468                        6,942
Prepaid expenses and other
  current assets                             158                               158        1,295                        1,453
Deferred income taxes                                                                       262                          262
                                          ------       ----       ---       ------      -------      --------        -------

    Total current assets                   1,606        135        37        1,778       19,538        (1,000)        20,316

PROPERTY AND EQUIPMENT, net                  591                               591       14,341                       14,932

INVESTMENTS HELD TO MATURITY, at cost                                                     4,327                        4,327

OTHER ASSETS                                  57                                57          231                          288

INTANGIBLES, net                                                                            573        20,134(l)      24,207
                                                                                                        3,500(n)
                                          ------       ----       ---       ------      -------      --------        -------

                                          $2,254       $135       $37       $2,426      $39,010       $22,634        $64,070
                                          ------       ----       ---       ------      -------      --------        -------
                                          ------       ----       ---       ------      -------      --------        -------




See notes to pro forma consolidated unaudited financial statements.

SAFEGUARD HEALTH ENTERPRISES, INC.

PRO FORMA CONSOLIDATED UNAUDITED BALANCE SHEET
AS OF JUNE 30, 1996 (Continued)

-------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
                                          FIRST
                                         AMERICAN                                      SAFEGUARD
                                          DENTAL       TRC     METROPLEX                HEALTH
                                         BENEFITS,    AGENCY,    DENTAL               ENTERPRISES,
                                            INC.       INC.       PLAN     SUBTOTAL      INC.       ADJUSTMENTS    CONSOLIDATED

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses     $1,615       $160       $29       $1,804       $ 2,325      $   500 (o)     $ 4,629
Reserves for incurred but not
  reported claims                                                                          1,353                        1,353
Income taxes payable                                                                         781                          781
Deferred revenue                             189                               189           302                          491
Other liabilities                                                                                       1,200 (n)       1,200
Notes payable, banks                          37                                37                      2,000 (j)       2,037
                                          ------       ----       ---       ------       -------      -------         -------

    Total current liabilities              1,841        160        29        2,030         4,761        3,700          10,491

LONG-TERM LIABILITIES                                                                                  17,000 (j)      19,300
                                                                                                        2,300 (n)

DEFERRED INCOME TAXES                         30                                30           519                          549

STOCKHOLDERS' EQUITY:
Preferred stock                              179                               179                       (179)(m)
Common stock and paid-in capital              21          1                     22        21,134          (22)(m)      21,134
Retained earnings                            183        (26)        8          165        30,800         (165)(m)      30,800
Treasury stock, at cost                                                                  (18,123)                     (18,123)
Net unrealized loss on investment
  securities                                                                                 (81)                         (81)
                                          ------       ----       ---       ------       -------      -------         -------

    Total stockholders' equity               383        (25)        8          366        33,730         (366)         33,730
                                          ------       ----       ---       ------       -------      -------         -------

                                          $2,254       $135       $37       $2,426       $39,010      $22,634         $64,070
                                          ------       ----       ---       ------       -------      -------         -------
                                          ------       ----       ---       ------       -------      -------         -------


See notes to pro forma consolidated unaudited financial statements.

SAFEGUARD HEALTH ENTERPRISES, INC.

PRO FORMA CONSOLIDATED UNAUDITED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1996

-----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 FIRST
                                AMERICAN                                                    SAFEGUARD
                                 DENTAL      TRC      METROPLEX                              HEALTH
                                BENEFITS,   AGENCY,    DENTAL                             ENTERPRISES,
                                  INC.       INC.       PLAN      ADJUSTMENTS   SUBTOTAL      INC.       ADJUSTMENTS   CONSOLIDATED

HEALTH CARE REVENUES            $12,298     $2,388      $343      $(2,388)(a)    $6,088      $44,276        $  -          $50,364
                                                                   (6,553)(d)

COSTS AND EXPENSES:
Health care services              6,523                  112       (3,481)(d)     2,480       35,011                       37,491
                                                                     (674)(b)

Selling, general and
  administrative                  6,015        983        62       (2,388)(a)     2,416        7,055            250 (e)    10,071
                                                                     (229)(b)                                   350 (f)
                                                                     (235)(c)
                                                                   (1,792)(d)

                                -------     ------      ----      -------        ------      -------        -------       -------
    Total costs and expenses     12,538        983       174       (8,799)        4,896       42,066            600        47,562
                                -------     ------      ----      -------        ------      -------        -------       -------

OPERATING INCOME (LOSS)            (240)     1,405       169         (142)        1,192        2,210           (600)        2,802

OTHER INCOME (EXPENSE), net           5                                               5          538           (683)(g)      (168)
                                                                                                                (28)(h)
                                -------     ------      ----      -------        ------      -------        -------       -------

INCOME (LOSS) BEFORE
  PROVISION FOR INCOME TAXES       (235)     1,405       169         (142)        1,197        2,748         (1,311)        2,634

PROVISION FOR INCOME TAXES                                                                     1,061             20 (i)     1,081
                                -------     ------      ----      -------        ------      -------        -------       -------
NET INCOME (LOSS)               $  (235)    $1,405      $169      $  (142)      $  1,197     $ 1,687        $(1,331)      $ 1,553
                                -------     ------      ----      -------        ------      -------        -------       -------
                                -------     ------      ----      -------        ------      -------        -------       -------

NET INCOME PER COMMON SHARE AND
  COMMON SHARE EQUIVALENT                                                                                                   $0.31
                                                                                                                          -------
                                                                                                                          -------
WEIGHTED AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING                                                                                             4,936
                                                                                                                          -------
                                                                                                                          -------


See notes to pro forma consolidated unaudited financial statements.

SAFEGUARD HEALTH ENTERPRISES, INC.

PRO FORMA CONSOLIDATED UNAUDITED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 FIRST
                                AMERICAN                                                    SAFEGUARD
                                 DENTAL      TRC      METROPLEX                              HEALTH
                                BENEFITS,   AGENCY,    DENTAL                             ENTERPRISES,
                                  INC.       INC.       PLAN      ADJUSTMENTS   SUBTOTAL      INC.       ADJUSTMENTS   CONSOLIDATED

HEALTH CARE REVENUES            $23,550     $5,376      $734      $ (5,376)(a)  $11,458      $81,577             --       $93,035
                                                                   (12,826)(d)

COSTS AND EXPENSES:
Health care services             11,152                  189       (6,104)(d)     4,101       65,578                       69,679
                                                                   (1,136)(b)

Selling, general and
  administrative                 12,241      1,701       138       (5,376)(a)     4,579       13,451            500 (e)    19,230
                                                                     (455)(b)                                   700 (f)
                                                                     (272)(c)
                                                                   (3,398)(d)
                                -------     ------      ----      -------        ------      -------        -------       -------

    Total costs and expenses     23,393      1,701       327      (16,741)        8,680       79,029          1,200        88,909
                                -------     ------      ----      -------        ------      -------        -------       -------

OPERATING INCOME                    157      3,675       407       (1,461)        2,778        2,548         (1,200)        4,126

OTHER INCOME (EXPENSE), net          17                                              17        1,286         (1,512)(g)      (264)
                                                                                                                (55)(h)
                                -------     ------      ----      -------        ------      -------        -------       -------

INCOME BEFORE PROVISION FOR
  INCOME TAXES                      174      3,675       407       (1,461)        2,795        2,834         (2,767)        3,862

PROVISION FOR INCOME TAXES           66                                              66        1,446            102 (i)     1,614
                                -------     ------      ----      -------        ------      -------        -------       -------
NET INCOME (LOSS)               $   108     $3,675      $407      $(1,461)       $2,729      $ 2,388        $(2,869)      $ 2,248
                                -------     ------      ----      -------        ------      -------        -------       -------
                                -------     ------      ----      -------        ------      -------        -------       -------

NET INCOME PER COMMON SHARE
  AND COMMON SHARE EQUIVALENT                                                                                               $0.48
                                                                                                                          -------
                                                                                                                          -------
WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES
  OUTSTANDING                                                                                                               4,725
                                                                                                                          -------
                                                                                                                          -------


See notes to pro forma consolidated unaudited financial statements.

SAFEGUARD HEALTH ENTERPRISES, INC.

NOTES TO PRO FORMA CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(IN THOUSANDS)

1.   BASIS OF PRESENTATION

          On August 9, 1996, Safeguard Health Enterprises, Inc. (Safeguard) entered into stock purchase agreements (the Acquisition) to acquire all of the outstanding shares of First American Dental Benefits, Inc. (First American), a Texas corporation, TRC Agency, Inc. (TRC), a Texas corporation, and the operations of Metroplex Dental Plan (MDP).

          First American is a licensed Dental Health Maintenance Organization
          (DHMO). TRC is a managing agent which oversees a large number of writing and general agents on behalf of First American. MDP operates a prepaid dental health plan. As indicated above, First American, TRC and MDP have entered into transactions with other entities affiliated through common control, which are material in amount. Accordingly, their individual financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if First American, TRC and MDP had been operated as unaffiliated entities.

          As part of the acquisition, the selling shareholders will receive an aggregate of $20,000,000 in cash ($19,000,000 payable at closing and $1,000,000 payable, subject to certain conditions, on the second anniversary after closing) and approximately $3,500,000 payable in monthly amounts over a three-year period under five-year noncompetition agreements. The Acquisition is to be accounted for as a purchase. The pro forma consolidated unaudited statements of operations give effect to the acquisition as if it had occurred on January 1, 1995. The pro forma consolidated unaudited balance sheet gives effect to the acquisition as if it had occurred on June 30, 1996.

          The pro forma consolidated unaudited financial statements do not purport to represent what the results of operations or financial position of Safeguard would actually have been if the Acquisition had occurred on January 1, 1995 or on June 30, 1996 or at any future date.

          Pro forma net income per share is computed based on the weighted average number of Safeguard's common shares and dilutive common equivalent shares outstanding during the periods presented.


2.   PRO FORMA ADJUSTMENTS

          The pro forma adjustments (adjustments (a) through (i) pertain to the consolidated statements of operations, adjustments (j) through (o) pertain to the consolidated balance sheet) are as described below:

          Consolidated statements of operations adjustments:

          (a) Elimination of revenues and marketing expenditures between First American and TRC.

SAFEGUARD HEALTH ENTERPRISES, INC.

NOTES TO PRO FORMA CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(IN THOUSANDS)(CONTINUED)

          (b) Elimination of expenses recorded in the historical financial statements which were paid to the selling shareholders, their relatives and their other business entities and recorded as health care services and selling, general and administrative expenses. Such expenses are not expected to be incurred following the acquisition.

          (c) Elimination of compensation expense recorded in the historical statements of operations of First American for certain employees who, during the periods presented worked for an affiliated company owned by the selling shareholders. Such employees will not continue working at First American and will not be replaced following the Acquisition.

          (d) Elimination of revenues and expenses related to one First American contract (the State of Texas Employee Retirement System, or ERS) which has been terminated effective September 1, 1996.

          (e) Reflects amortization expense of the estimated $20,000,000 of goodwill arising from the acquisition, amortized on a straight-line basis over 40 years. The final allocation of the purchase price (and the exact amount of goodwill) will be determined upon consummation of the acquisition or shortly thereafter.

          (f) Reflects amortization expense relating to the approximately $3,500,000 noncompete agreements arising from the Acquisition.
              The consideration for the noncompete agreements is payable monthly over three years. The costs are being amortized on a straight-line basis over the five-year term of the agreement.

          (g) Reflects additional interest expense (at 8.4% per annum) on initial bank borrowings of approximately $19,000,000 used to finance the Acquisition. Principal is payable at $500,000 per quarter for the first year, $750,000 per quarter in the first half of the following year, with quarterly payments increasing thereafter.

          (h) Reflects interest income (at 5.5% per annum) lost on the $1,000,000 portion of the purchase price paid by Safeguard, which will be taken from investments available for sale.

          (i) Reflects the income tax effect of the (i) pro forma adjustments;
              (ii) S corporation income (TRC); and (iii) division entity income
              (MDP), adjusted for the pro forma effect of nondeductible goodwill amortization.

          Consolidated balance sheet adjustments:

          (j) Reflects initial bank borrowings of approximately $19,000,000 used to finance the acquisition, approximately $2,000,000 of which is estimated as short-term.

          (k) Reflects the use of $1,000,000 of Safeguard's investments available for sale, applied towards the acquisition.

SAFEGUARD HEALTH ENTERPRISES, INC.

NOTES TO PRO FORMA CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(IN THOUSANDS)(CONTINUED)

          (l) Reflects the estimated cost in excess of the identifiable net assets acquired of First American, TRC and MDP. The final allocation of purchase price (and the amount of goodwill) will be determined upon consummation of the acquisition or shortly thereafter.

          (m) Reflects the elimination of First American's and TRC's shareholders' equity.

          (n) Reflects the $3,500,000 noncompete agreement and related obligation. Such obligation is estimated at approximately $1,200,000 current and approximately $2,300,000 long-term.

          (o) Reflects estimated costs and obligations incurred in connection with the acquisition.